February 23, 2011

Deborah O’Neal-Johnson

U.S. Securities & Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:       T. Rowe Price U.S. Bond Index Fund, Inc. (the “Registrant” or “Fund”)

File Nos.:  333-45018/811-10093

Dear Ms. O’Neal-Johnson:

Pursuant to the provisions of Section 20(a) of the Investment Company Act of 1940 and Section 14(a) of the Securities and Exchange Act of 1934, we are filing the definitive proxy statement and additional soliciting materials for the above Registrant relating to the Registrant’s special meeting of shareholders to be held on April 21, 2011.

These proxy materials will begin mailing to Fund shareholders on February 28, 2011. As noted in the filing cover letter dated February 11, 2011 for the preliminary proxy statement, this definitive proxy statement sets forth the outstanding shares of capital stock of the Fund’s record date of February 22, 2011 and the aggregate number of shares beneficially owned by the executive officers and directors of the Fund as of December 31, 2010.

Additionally, this filing includes revisions in response to your oral comments on February 16, 2011, other non-material changes to the proxy statement, and additional soliciting materials (i.e., the script for telephone voting).

If you have any questions or would like to discuss the non-material changes made, please do not hesitate to call the undersigned at 410-345-6646, or in my absence, Darrell N. Braman at 410-345-2013.

Sincerely,

/s/ Brian R. Poole

Brian R. Poole

Vice President and Legal Counsel, T. Rowe Price Associates, Inc.